UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

            Date of Report (date of earliest event reported): December 23, 2010

                          SYNERGY RESOURCES CORPORATION
             (Exact name of registrant as specified in its charter)

      Colorado                         None                    20-2835920
--------------------------       ------------------        --------------------
(State or other jurisdiction   (Commission File No.)        (IRS Employer
   of incorporation)                                        Identification No.)

                                20203 Highway 60
                           Platteville, Colorado 80651
                   -----------------------------------------
          (Address of principal executive offices, including Zip Code)


Registrant's telephone number, including area code:    (970) 737-1073
                                                       --------------

                                       N/A
                   ------------------------------------ ----
          (Former name or former address if changed since last report)


Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.        Unregistered Sales of Equity Securities

      On December 23, 2010 the Company closed on the sale 6,502,500 shares of common stock to private investors. The shares were sold at a price of $2.00 per share.

      Net proceeds to the Company from the sale of the shares were $12,075,323, after deductions for the placement agents' commissions and expenses.

      The Company relied upon the exemption provided by Rule 506 of the Securities and Exchange Commission in connection with the sale of the securities described above.

      The shares of common stock sold to date have not been, and any additional shares which may be sold will not be, registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 28, 2010.

                                 SYNERGY RESOURCES CORPORATION


                                 By:  /s/ Ed Holloway
                                      ----------------------------------
                                       Ed Holloway, President